UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Cambridge Heart, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAMBRIDGE HEART, INC.

100 Ames Pond Drive

Tewksbury, Massachusetts 01876

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the “Meeting”) of Cambridge Heart, Inc., a Delaware corporation (the “Company”), will be held at the offices of Nutter, McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210, on June 29, 2009 at 8:30, a.m., local time, for the purpose of considering and voting upon the following matters:

1. To approve amendments to the Company’s Amended and Restated Certificate of Incorporation and By-Laws to declassify the Board of Directors and provide for one-year terms of office for our directors;

2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the provisions allowing for the election of directors by the holders of Series A Convertible Preferred Stock effective promptly following the Meeting;

3. To ratify the appointment by the Audit Committee of the Board of Directors of the Company of Caturano & Company PC as the Company’s independent accountants for the year ending December 31, 2009;

4. To elect seven directors to serve one-year terms or, if Proposal 1 fails, to elect two Class I directors to serve three-year terms; and

5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 8, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

If you would like to attend the Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of such shares. You must also bring a form of personal identification. In order to vote your shares at the Meeting, you must obtain from the nominee a proxy issued in your name.

Your vote is especially important at this Meeting. In addition to the usual agenda items, this year the Board of Directors is proposing two important corporate governance matters for your consideration. Whether or not you plan to attend the Meeting, we urge you to promptly sign, date and mail the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

By Order of the Board of Directors,

Vincenzo LiCausi, Secretary

Tewksbury, Massachusetts

June 2, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009. THE PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 ARE AVAILABLE AT HTTP://WWW.CAMBRIDGEHEART.COM/PROXY.HTML.

CAMBRIDGE HEART, INC.

100 Ames Pond Drive

Tewksbury, Massachusetts 01876

PROXY STATEMENT

2009 Annual Meeting of Stockholders

To Be Held On June 29, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cambridge Heart, Inc., a Delaware corporation (the “Company”), for use at the 2009 Annual Meeting of Stockholders to be held on Monday, June 29, 2009, at 8:30 a.m., local time, at the offices of Nutter, McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210, and at any adjournment or postponement thereof (the “Meeting”). The Notice of Meeting, this Proxy Statement, the Company’s Annual Report to Stockholders for the year ended December 31, 2008 and the enclosed proxy card are being mailed to stockholders on or about June 2, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Meeting?

At the Meeting, our stockholders will consider and vote upon the following matters:

1. The approval of amendments to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and By-Laws to declassify the Board of Directors and provide for one-year terms of office;

2. The approval of an amendment to our Certificate of Incorporation to eliminate the provisions allowing for the election of directors by the holders of Series A Convertible Preferred Stock of the Company, effective promptly following the Meeting;

3. To ratify the appointment by the Audit Committee of the Board of Directors of the Company of Caturano & Company PC as the Company’s independent accountants for the year ending December 31, 2009; and

4. To elect seven directors to serve one-year terms or, if Proposal 1 fails, to elect two Class I directors to serve three-year terms.

In addition, our stockholders will also transact any other business that may properly come before the meeting. Members of our Board of Directors and management, and representatives of Caturano & Company PC, our independent registered public accounting firm, will be present at the Meeting to respond to appropriate questions from stockholders.

Who is entitled to vote at the Meeting?

Only stockholders of record at the close of business on the record date, May 8, 2009, are entitled to notice of and to vote at the Meeting. As of the record date, there were issued and outstanding and entitled to vote 64,932,471 shares of Common Stock, $.001 par value per share (the “Common Stock”), 154 shares of Series A Convertible Preferred Stock, $.001 par value per share (the “Series A Preferred”), and 5,000 shares of Series C Convertible Preferred Stock, $.001 par value per share (the “Series C Preferred”). With respect to those matters on which the holders of Common Stock, Series A Preferred and Series C Preferred will vote together as one group, each share of Common Stock entitles the record holder to one vote on each matter, each share of Series A Preferred entitles the record holder to 13 votes on each matter, and each share of Series C Preferred entitles the record holder to 836.12 votes on each matter.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, your bank, brokerage firm or other nominee (the record holder of your shares) forwarded these proxy materials, along with a voting instruction card, to you. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “discretionary” items (i.e., Proposal 1. Declassifying the Board of Directors, Proposal 3. Ratification of Caturano & Company PC, and Proposal 4. Election of Directors), but it will not be permitted to vote your shares with respect to “non-discretionary” items (i.e., Proposal 2. Eliminating the Series A Directors). In the case of a non-discretionary item, if you do not provide your broker or nominee with voting instructions, your shares will be considered “broker non-votes” on that proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. However, if you wish to attend the Meeting, please bring to the Meeting your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. If you are a beneficial owner, you may not vote your shares in person at the Meeting unless you obtain from the record holder a proxy issued in your name.

Who can attend the Meeting?

All of our stockholders as of the record date may attend the Meeting.

Can I find out who the stockholders are?

A list of stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for ten days prior to the Meeting at the office of the Secretary of the Company at the above address, and at the time and place of the Meeting.

How many shares must be present to hold the Meeting?

A quorum must be present at the Meeting for any business to be conducted. With regard to the items to be voted upon by the holders of shares of Common Stock, Series A Preferred, and Series C Preferred voting together as one group, stockholders representing a majority of the votes entitled to be cast on the item will constitute a quorum. With regard to the items that require the vote of the holders of Series A Preferred voting as a separate class, the holders of a majority of outstanding shares of Series A Preferred shall constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

How do I vote?

If you are a registered stockholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, American Stock Transfer & Trust Company, and you wish to vote prior to the Meeting, you have two options. You may vote:

•	by mail, by properly completing, signing and returning the accompanying proxy card in the enclosed envelope; or

•	in person, by attending the Meeting and delivering your completed proxy card in person.

If your shares are held in street name, your bank or brokerage firm forwarded these proxy materials, as well as a voting instruction card, to you. Please follow the instructions on the voting instruction card to vote your shares.

What if I do not specify how my shares are to be voted?

If you are a registered stockholder and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. If you hold your shares in street name and do not instruct your bank or brokerage firm how to vote your shares, it may vote your shares as it chooses with respect to discretionary items, including the declassification of the Board of Directors, the ratification of the appointment of our independent registered public accounting firm, and the election of directors. It will not be able to vote your shares with respect to non-discretionary items, including the elimination of the election of directors by the holders of Series A Preferred, and your shares will be considered broker non-votes on non-discretionary proposals.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote by properly completing and signing another proxy card with a later date and returning the proxy card prior to the Meeting, by giving written notice of such revocation to the Secretary of the Company prior to or at the Meeting or by voting in person at the Meeting, or by a request at the Meeting that the proxy be revoked. Your attendance at the Meeting itself will not revoke your proxy unless you give affirmative notice of revocation to the Secretary that you intend to revoke the proxy and vote in person.

How does the Board of Directors recommend I vote on the proposals?

Our Board of Directors recommends that you vote:

•	FOR approval of the amendments to our Certificate of Incorporation and By-laws to declassify the Board of Directors and provide for one-year terms of office for our directors;

•	FOR approval of the amendment to our Certificate of Incorporation to eliminate the provisions allowing for the election of directors by the holders of the Series A Preferred;

•	FOR the ratification of Caturano & Company PC as the Company’s independent accountants for the year ending December 31, 2009; and

•	FOR the election of each of the nominees for director.

Will any other business be conducted at the Meeting?

We know of no other business that will be presented at the Meeting. However, if any other matter properly comes before the stockholders for a vote at the Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What votes are necessary to approve each of the proposals?

Approval of the Declassification of our Board of Directors. This proposal requires the affirmative vote of 75% of the voting power of all shares of Common Stock, Series A Preferred and Series C Preferred outstanding and entitled to vote, voting together as one group. For this vote, abstentions have the effect of a vote against this proposal although they will be considered present for the purpose of determining the presence of a quorum.

Approval of the Elimination of the Election of Directors by the Series A Preferred. This proposal requires the affirmative vote of a majority of the voting power of all shares Common Stock, Series A Preferred and Series C Preferred outstanding and entitled to vote, voting together as one group, as well as the affirmative vote of the holders of at least 84% of the shares of Series A Preferred issued and outstanding, voting as a separate class. For this vote, abstentions and broker non-votes have the effect of a vote against this proposal although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of Appointment of Caturano & Company PC. This proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of Common Stock, Series A Preferred and Series C Preferred, voting together as one group. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Election of Directors. The affirmative vote of a plurality of the votes cast by the holders of Common Stock, Series A Preferred and Series C Preferred, voting together as one group, is required to elect the Common Nominees (as defined below). The affirmative vote of a plurality of the votes cast by the holders of Series A Preferred, voting as a separate class, is required to elect the Series A Nominees (as defined below). If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

SPECIAL NOTE REGARDING ELECTION OF DIRECTORS AT 2009 ANNUAL MEETING

Article Eleventh of our Certificate of Incorporation and Article 2 of our By-Laws currently provide for a classified Board of Directors consisting of three classes of directors with staggered three-year terms. Under those provisions, nominees to fill available positions in the class whose term expires at this year’s Meeting would stand for election. However, our Board of Directors has approved and proposed for consideration by stockholders amendments to the Certificate of Incorporation and the By-Laws to eliminate the classification of the Board of Directors and require that all directors serve one-year terms. If this proposal is approved by stockholders, our Board of Directors intends to have all directors stand for election at the Meeting.

Because the vote on the proposed amendments to the Certificate of Incorporation and the By-Laws will affect voting for directors, the stockholders will be asked to vote on the proposed amendments prior to the election of directors. As further described in this Proxy Statement, if stockholders approve the proposed amendments as described in Proposal 1, stockholders will be electing seven directors to serve for one-year terms, with two directors being elected by the holders of our Series A Preferred, voting as a separate class, and five directors being elected by the holders of Common Stock, Series A Preferred and Series C Preferred, voting together as one group. If the proposed amendments described in Proposal 1 are not approved by the required vote, stockholders will be electing two Class I directors to serve three-year terms, with the holders of our Series A Preferred electing one director to serve for a three-year term and the holders of Common Stock, Series A Preferred and Series C Preferred, voting as one group, electing one director to serve for a three-year term.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, excluding exhibits, will be furnished without charge to any stockholder upon written request to the Company, 100 Ames Pond Drive, Tewksbury, Massachusetts, 01876, attention: Vincenzo LiCausi. Exhibits will be provided upon written request and payment of an appropriate processing fee.

PROPOSAL 1

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION AND OUR BY-LAWS

TO PROVIDE FOR ONE-YEAR TERMS FOR ALL OF OUR DIRECTORS

Article Eleventh of our existing Certificate of Incorporation and Article 2 of our existing By-Laws currently provide that the Board of Directors is divided into three classes, as nearly equal in size as is practicable, and members of each class are elected to serve for staggered three-year terms. Each year, stockholders are requested to elect the directors comprising one of the classes for a three-year term. Because of the classified board structure, stockholders have the opportunity to vote on approximately one-third of the directors each year. A board that is divided into classes in this manner is often referred to as a “classified” board.

On May 19, 2008, the Board of Directors entered into a Settlement Agreement by and between the Company, AFB Fund, LLC, a New Jersey limited liability company (“AFB”), Louis Blumberg, a resident of the State of New York and the manager of AFB, and Laurence Blumberg, a resident of the State of New York and a member of AFB (the “Settlement Agreement”). Pursuant to the Settlement Agreement, the Company agreed to submit a proposal to stockholders at the 2009 Annual Meeting of Stockholders to amend the Certificate of Incorporation, and to make all other amendments necessary, to eliminate the classification of the Board of Directors.

The Company’s Certificate of Incorporation and By-laws currently provide that directors may be removed only for cause by a vote of holders of two-thirds of the shares of capital stock of the Company issued and outstanding and entitled to vote. In order to eliminate the classified Board, the Company is required by Delaware law to amend the provisions of its Certificate of Incorporation and By-laws concerning removal of directors in order to permit the removal of directors with or without cause.

The Board of Directors, upon the recommendation of the Nominating and Governance Committee, has unanimously approved, declared advisable, and recommended for approval by stockholders amendments to Article Eleventh of the Certificate of Incorporation and to Sections 2.3, 2.4, 2.5 and 2.13 of Article 2 of the By-Laws to eliminate the provisions providing for a classified board and to permit removal of directors with or without cause by the holders of two-thirds of the shares of capital stock of the Company issued and outstanding and entitled to vote (collectively, the “Declassification Amendments”). A copy of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Exhibit A, and a copy of the proposed amendment to the By-Laws is attached as Exhibit B. If the Declassification Amendments are approved and become effective, our Board of Directors will not be classified and Board members will not serve staggered terms. Instead, all directors will be elected at each annual meeting of stockholders and serve for a one-year term and until their successors are elected and qualify or until their earlier resignation, removal or death. The Board of Directors believes that stockholders will benefit from having the opportunity to review and vote each year on the candidates for director elected by them.

If the Declassification Amendments are approved by stockholders at the Meeting, the term of each of the directors serving immediately prior to the Meeting will expire at such Meeting (notwithstanding that any such director may have been elected for a term that extended beyond the date of the Meeting), and all such directors will stand for reelection for a one-year term ending at the 2010 Annual Meeting of Stockholders. See Proposal 4 “Election of Directors.” In that case, Ali Haghighi-Mood and John F. McGuire, who have been designated as the nominees of the holders of the Series A Preferred (collectively, the “Series A Nominees”), will stand for reelection by a vote of the holders of the Series A Preferred, voting as a separate class, and the remaining directors (Richard J. Cohen, Roderick de Greef, Kenneth Hachikian, Reed Malleck and Jeffrey Wiggins) will stand for reelection by a vote of the holders of Common Stock, Series A Preferred and Series C Preferred, voting together as one group. The Declassification Amendments will become effective upon the filing of the Certificate of Amendment attached hereto as Exhibit A with the Delaware Secretary of State, which, if approved by the stockholders as provided below, will occur as soon as reasonably practicable following such approval.

If the Declassification Amendments are not approved by stockholders at the Meeting, the Board of Directors will remain classified, and the stockholders will be asked to vote for the election of two Class I directors to serve for three-year terms expiring at the 2012 Annual Meeting of Stockholders or until their successors have been elected and qualified. In that case, Ali Haghighi-Mood will stand for reelection by a vote of the holders of the Series A Preferred, voting as a separate class, and Kenneth Hachikian will stand for reelection by a vote of the holders of Common Stock, Series A Preferred and Series C Preferred, voting together as one group.

Vote Required

The Declassification Amendments will be approved if they are approved by the affirmative vote of not less than 75% of the voting power of all shares of Common Stock, Series A Preferred and Series C Preferred outstanding and entitled to vote, voting together as one group. Shares that are not represented at the Annual Meeting, shares that abstain from voting on this proposal, and shares not voted on this proposal by brokers or nominees will have the same effect as votes against the proposal.

The Board of Directors unanimously recommends that you vote FOR approval of the Declassification Amendments to declassify our Board of Directors and provide for one-year terms for our directors.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

TO ELIMINATE THE SERIES A DIRECTORS

Currently, the Company’s Certificate of Incorporation provides that the holders of Series A Preferred, voting as a separate class, are entitled to elect four members of the Board of Directors of the Company as Series A Preferred directors (the “Series A Directors”). As of May 8, 2009, 154 shares of Series A Preferred and warrants to purchase 115,229 shares of Series A Preferred were outstanding (the “Series A Warrants”). Robert P. Khederian currently holds 67.6% of the outstanding Series A Preferred and Series A Warrants, including all of the outstanding Series A Preferred.

On December 14, 2007, the Company and Mr. Khederian entered into an Amended and Restated Voting Agreement (the “Restated Voting Agreement”), which was subsequently amended by Amendment No. 1 on May 14, 2008 and by Amendment No. 2 on May 31, 2008. Pursuant to the Restated Voting Agreement, as amended to date, Mr. Khederian has agreed to vote all of his shares of Series A Preferred so as to elect up to four individuals who are nominated or recommended for election as Series A Preferred directors by a majority of the Board, provided that, in the case of each such director, the Board has determined that such individual qualifies as an independent director under the Nasdaq Marketplace Rules then in effect or such director is serving at the time of the election as the Chief Executive Officer of the Company. See “Transactions with Related Persons—Voting Agreement with Robert P. Khederian.”

Our Board has unanimously approved and recommended for approval by stockholders an amendment to the Certificate of Incorporation to eliminate the provisions allowing for the election of directors by the holders of the Series A Preferred, voting as a separate class, to be effective for all elections taking place on or after the 2009 Annual Meeting of Stockholders. A copy of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Exhibit C. If approved, the proposed amendment would eliminate the ability of the holders of the Series A Preferred to become involved in the management of the Company by electing directors to the Board.

If the amendment is approved by the holders of the Series A Preferred, voting as a separate class, all directors standing for election subsequent to the 2009 Annual Meeting of Stockholders will be elected by a vote of the holders of outstanding shares of capital stock of the Company, voting together on an as-converted basis. The amendment will become effective upon the filing of the Certificate of Amendment attached hereto as Exhibit C with the Delaware Secretary of State, which, if approved by the stockholders as provided below, will occur following the Meeting and prior to the 2010 Annual Meeting of Stockholders.

Vote Required

The proposal to amend the Certificate of Incorporation to eliminate the election of Directors by the holders of the Series A Preferred will be approved if it is approved by the affirmative vote of not less than 84% of the shares of Series A Preferred issued and outstanding and entitled to vote as well as the affirmative vote of not less than a majority of the voting power of all shares of Common Stock, Series A Preferred and Series C Preferred outstanding and entitled to vote, voting together as one group. Shares that are not represented at the Annual Meeting, shares that abstain from voting on this proposal, and broker non-votes will have the same effect as votes against the proposal.

The Board of Directors unanimously recommends that you vote FOR approval of the amendment to the Certificate of Incorporation to eliminate the provisions allowing for the election of directors by the holders of the Series A Preferred.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors is composed of three members and acts under a written charter. A copy of this charter is available on the Company’s website at www.cambridgeheart.com.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2008 and has discussed these financial statements with the Company’s management and the Company’s independent auditors.

The Audit Committee has also received from, and discussed with, our independent auditors various communications that our independent auditors are required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). SAS 61 (as codified in AU Section 380 of the Codification of Statements on Auditing Standards) requires our independent auditors to discuss with the Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors’ professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee has discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors’ provision of certain other, non-audit related services, if any, to the Company is compatible with maintaining such auditors’ independence. See Proposal 3 “Ratification of Independent Accountants—Independent Auditor’s Fees”.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

By the Audit Committee

John F. McGuire (Chair)

Reed Malleck

Jeffrey Wiggins

PROPOSAL 3

RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of Caturano & Company PC as the Company’s independent accountants for the fiscal year ending December 31, 2009, subject to ratification by the stockholders at the Meeting. Although stockholder approval of the Audit Committee’s selection of Caturano & Company PC is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Meeting, the Audit Committee will reconsider this appointment.

Representatives of Caturano & Company PC are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Independent Auditor’s Fees

Fee Category	2008		2007
Audit Fees	$125,000		$117,867
Audit-Related Fees	$6,050	(1)	$—
All Other Fees	$—		$—
Total Fees	$131,050		$117,867

(1)	Consists of fees related to SEC filings and accounting consultation.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditor. This policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

There were no audit or non-audit services provided to the Company for the fiscal year ended December 31, 2008 that were not approved by the Audit Committee or its Chairman.

Vote Required

The proposal to ratify Caturano & Company PC as the Company’s independent accountants for the year ending December 31, 2009 will be approved if it is approved by the affirmative vote of the holders of a majority of the votes cast on the matter. Abstentions and broker non-votes will have no effect on the results of the vote.

The Company’s Board of Directors recommends a vote FOR the ratification of the selection of Caturano & Company PC as the Company’s independent auditors for the fiscal year ending December 31, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock, Series A Preferred and Series C Preferred by: (i) each director and nominee, (ii) each of the executive officers named in the Summary Compensation Table below, (iii) all current directors and executive officers as a group, and (iv) each stockholder known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, Series A Preferred or Series C Preferred.

Unless otherwise indicated in the footnotes to the table, all information set forth in the table is as of April 30, 2009, and the address for each director and executive officer of the Company is: c/o Cambridge Heart, Inc., 100 Ames Pond Drive, Tewksbury, MA 01876. The addresses for the greater than 5% stockholders are set forth in the footnotes to this table.

	Common Stock			Series A Preferred			Series C Preferred
	Number of Shares Beneficially Owned(1)		Percentage of Class Outstanding	Number of Shares Beneficially Owned(1)		Percentage of Class Outstanding	Number of Shares Beneficially Owned(1)	Percentage of Class Outstanding
Directors
Ali Haghighi-Mood, Ph.D.	1,250,000	(2)	1.89%	—		—	—	—
Roderick de Greef	—		*	—		—	—	—
Richard J. Cohen, M.D., Ph.D.	2,141,885	(3)	3.27%	—		—	—	—
Kenneth Hachikian	100,000	(4)	*	—		—	—	—
Reed Malleck	100,000	(4)	*	—		—	—	—
John McGuire	33,333	(5)	*	—		—	—	—
Jeffrey Wiggins	33,333	(5)	*	—		—	—	—

Named Executive Officers
Ali Haghighi-Mood, Ph.D.	1,250,000	(2)	1.89%	—		—	—	—
Vincenzo LiCausi	183,333	(6)	*	—		—	—	—

All directors and executive officers as a group (8 persons)	3,841,884	(7)	5.71%	—		—	—	—

5% Stockholders
Robert P. Khedarian	5,915,168	(8)	9.10%	78,054	(9)	100%	—	—
AFB Fund, LLC	4,615,168	(10)	7.10%	—		—	—	—
St. Jude Medical, Inc.	4,180,602	(11)	6.04%	—		—	5,000	100%
Samana Capital, L.P.	3,754,736	(12)	5.78%	—		—	—	—
Leaf Offshore Investment Fund Ltd.	441,168	(13)	*	33,396	(14)	99.55%	—	—
J. Leighton Read	44,109	(15)	*	3,393	(16)	95.66%	—	—

*	Represents less than 1% of the outstanding Common Stock.
(1)

The Company believes that each stockholder has sole voting and investment power with respect to the shares of Common Stock, Series A Preferred and Series C Preferred listed, except as otherwise noted. The number of shares beneficially owned by each stockholder is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 30, 2009 through the exercise of any stock option, warrant, conversion of preferred stock or other right. The inclusion herein of any shares of Common Stock, Series A Preferred or Series C Preferred deemed beneficially owned does not constitute an admission by such stockholder of beneficial ownership of those shares of Common Stock, Series A Preferred or Series C Preferred. Shares of Common Stock, Series A Preferred or Series C Preferred which an individual or entity has a right to acquire within the 60-day period following April 30, 2009 pursuant to the exercise of options, warrants or conversion rights are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity shown in the table.

(2)	Includes 1,250,000 shares of Common Stock issuable upon the exercise of stock options.
(3)	Includes 607,500 shares of Common Stock issuable upon the exercise of stock options.
(4)	Includes 100,000 shares of Common Stock issuable upon the exercise of stock options.
(5)	Includes 33,333 shares of Common Stock issuable upon the exercise of stock options.
(6)	Includes 183,333 shares of Common Stock issuable upon the exercise of stock options.
(7)	See notes 2 through 6 above.
(8)	Includes (i) 2,002 shares of Common Stock issuable upon the conversion of shares of Series A Preferred, and (ii) 1,012,700 shares of Common Stock issuable upon the conversion of shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants.
(9)	Includes 77,900 shares of Series A Preferred issuable upon the exercise of warrants to purchase Series A Preferred.
(10)	As described in a Schedule 13D/A (Amendment No. 10) filed with the Securities and Exchange Commission on December 18, 2008, AFB Fund, LLC (“AFB”) and Louis Blumberg beneficially own, and have shared voting and dispositive power with respect to, 4,615,168 shares of Common Stock. Mr. Blumberg is deemed to beneficially own the 4,615,168 shares of Common Stock beneficially owned by AFB by virtue of his role as manager of AFB. The principal business address of AFB and Mr. Blumberg is 2050 Center Avenue, Fort Lee, NJ 07024.
(11)	Includes 4,180,602 shares of Common Stock issuable upon the conversion of shares of Series C Preferred. The business address of St. Jude Medical, Inc. is One Lillehei Plaza, St. Paul, MN 55117.
(12)	The information in the table and this note is derived from an amendment to a Schedule 13G/A (Amendment No. 2) filed with the Securities and Exchange Commission on February 17, 2009 by Samana Capital, L.P., Morton Holdings, Inc., and Philip B. Korsant, which share the power to vote and dispose of the shares of Common Stock. The business address of Samana Capital, L.P., Morton Holdings, Inc., and Philip B. Korsant is 283 Greenwich Avenue, Greenwich, CT 06830.
(13)

Includes 441,168 shares of Common Stock issuable upon conversion of shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants. The business address of Leaf Offshore Investment Fund Ltd. is 515 Madison Avenue, 42nd Floor, New York, NY 10022.

(14)	Includes 33,396 shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants.
(15)

Includes 44,109 shares of Common Stock issuable upon the conversion of shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants. The business address of J. Leighton Read is c/o Alloy Ventures, 480 Cowper Street, 2nd Floor, Palo Alto, CA 94301.

(16)	Includes 3,393 shares of Series A Preferred issuable upon the exercise of Series A Preferred warrants.

PROPOSAL 4

ELECTION OF DIRECTORS

The Certificate of Incorporation of the Company provides for a classified Board of Directors currently consisting of two Class I directors (Ali Haghighi-Mood and Kenneth Hachikian), three Class II directors (Roderick de Greef, Jeffrey Wiggins and Richard J. Cohen), and two Class III directors (Reed Malleck and John F. McGuire). The Class I, Class II and Class III directors were elected to serve three-year terms until the annual meeting of stockholders to be held in 2009, 2010 and 2011, respectively, and until their respective successors are elected and qualified.

The Certificate of Incorporation provides that the number of directors of the Company shall be not less than three, with the exact number to be fixed by the Board of Directors from time to time. The Board of Directors has fixed the number of directors for the ensuing year at seven. Keith M. Serzen resigned from the Board of Directors on April 22, 2009 for personal reasons. As a result of Mr. Serzen’s resignation and after considering corporate governance issues, the Nominating and Governance Committee and the Board determined to reduce the size of the Board from eight members to seven.

As discussed in Proposal 2 above, the Company’s Certificate of Incorporation provides that the holders of Series A Preferred, voting as a separate class, are entitled to elect four members to the Board of Directors of the Company as Series A Preferred directors (the “Series A Directors”). Pursuant to the Restated Voting Agreement, as amended to date, between the Company and Robert P. Khederian, the sole holder of Series A Preferred, Mr. Khederian has agreed to vote all of his shares of Series A Preferred so as to elect up to four individuals who are nominated or recommended for election as Series A Preferred directors by a majority of the Board, provided that, in the case of each such director, the Board has determined that such individual qualifies as an independent director under the Nasdaq Marketplace Rules then in effect or such director is serving at the time of the election as the Chief Executive Officer of the Company. See “Transactions with Related Persons – Voting Agreement with Robert P. Khederian.”

Each nominee below has consented to serve if elected. In the event that any nominee becomes unable to serve prior to the Meeting, the Board may designate a replacement nominee, and if you would otherwise be entitled to vote on such nominee, then your Proxy will be voted for such replacement. It is not presently contemplated that any of the nominees will be unable to or unwilling to serve as directors.

This Proposal 4 concerns the election of directors under two alternative scenarios:

Proposal 4(a): Election of seven directors to serve for one-year terms with five directors being elected by the holders of the Common Stock, Series A Preferred and Series C Preferred, voting together as one group, and two directors being elected by the holders of the Series A Preferred, voting as a separate class.

If the stockholders approve Proposal 1 to declassify our Board of Directors, the Board of Directors has nominated Richard Cohen, Roderick de Greef, Kenneth Hachikian, Reed Malleck and Jeffrey Wiggins (the “Common Nominees”) to stand for election by the holders of Common Stock, Series A Preferred and Series C Preferred, voting together as one group. In addition, the Board of Directors has nominated each of John F. McGuire and Ali Haghighi-Mood (the “Series A Nominees”) to stand for election by the holders of the Series A Preferred, voting as a separate class. If Proposal 1 is not approved by the stockholders, this Proposal 4(a) will have no effect.

Proposal 4(b): Election of one Class I director by the holders of Common Stock, Series A Preferred and Series C Preferred, voting together as one group, and one Class I director by the holders of Series A Preferred, voting as a separate class.

If Proposal 1 to declassify our Board of Directors is not approved, one Class I director will stand for election by the holders of Common Stock, Series A Preferred, and Series C Preferred, voting together as one group, and one Class I director will stand for election by the holders of Series A Preferred, voting as a separate class. Each Class I director will be elected to hold office until the 2012 Annual Meeting of Stockholders and until his or her successor is duly qualified and elected. In the event that Proposal 1 is not approved, the Board has nominated Kenneth Hachikian to stand for election by the holders of Common Stock, Series A Preferred and Series C Preferred, voting together as one group, and Ali Haghighi-Mood to stand for election by the holders of the Series A Preferred, voting as a separate class. If Proposal 1 is approved, this Proposal 4(b) will have no effect.

The Company’s Board of Directors recommends a vote FOR the election of the nominees below for election as director.

Nominees for election at the 2009 Annual Meeting of Stockholders

RICHARD J. COHEN, M.D., Ph.D.	Director since 1993
Age: 58

Dr. Cohen, the scientific founder of the Company, has been a consultant to the Company since February 1993. Dr. Cohen is the Whitaker Professor of Biomedical Engineering at the Massachusetts Institute of Technology in the Harvard-MIT Division of Health Sciences and Technology, where he has been on the faculty since 1979. From 1985 to 1995, Dr. Cohen was the Director of the Harvard-MIT Center for Biomedical Engineering located at the Massachusetts Institute of Technology. From 1997 to 2006 Dr. Cohen was the Team Leader of the Cardiovascular Alterations Team of the National Space Biomedical Research Institute. He is currently Co-Director of the Biomedical Enterprise Program jointly administered by the Harvard-MIT Division of Health Sciences and Technology and the MIT Sloan School of Management. Dr. Cohen has authored over 250 published research articles and over 25 issued United States patents. Dr. Cohen holds A.B. and M.D. degrees from Harvard University and a Ph.D. in Physics from The Massachusetts Institute of Technology.

RODERICK DE GREEF	Director since 2008
Age: 48

Mr. de Greef has been Chairman of the Board of the Company since November 2008. During the same period, Mr. de Greef has been employed by the Company to work with the Company’s Chief Executive Officer and the Board of Directors to formulate the strategic plan of the Company and to oversee the execution of corporate strategy. In addition to serving as the Company’s Chairman of the Board, Mr. de Greef provides corporate advisory services to several other companies. Mr. de Greef served as the Company’s Chief Financial Officer from October 2005 to July 2007 and as the Company’s Vice President of Finance and Administration from June 2006 to July 2007. From February 2001 to September 2005, Mr. de Greef was Executive Vice President and Chief Financial Officer of Cardiac Science, Inc., which merged with Quinton Cardiology, Inc. From 1995 to 2001, Mr. de Greef provided independent corporate advisory services to a number of early-stage companies. From 1986 to 1995, Mr. de Greef served as Chief Financial Officer of several publicly held, development stage medical technology companies. Mr. de Greef is also a member of the board of directors of several public companies, including Endologix, Inc., and Bio Life Solutions Inc., both of which are in the life sciences field, and Elephant Talk Communications, Inc. Mr. de Greef has a B.A. in Economics and International Relations from California State University at San Francisco and earned his M.B.A. from the University of Oregon.

KENNETH V. HACHIKIAN	Director since 2004
Age: 59

Mr. Hachikian has been a Principal and Partner of The Stonegate Group, Ltd., a boutique investment banking and financial advisory firm, since 2003. Mr. Hachikian currently serves as the lead independent director of the Company. From 1996 until 2008, Mr. Hachikian was President of Belmont Capital Partners, LLC, a venture capital firm. From 1991 to 1994, Mr. Hachikian served as President of LINC Scientific Leasing, Inc., and, from 1983 to 1989, as President and CEO of Wellesley Medical Management, Inc. Mr. Hachikian has been an owner and/or senior executive of several other businesses in various industries throughout his over 30-year business career, including Manager of J.O. Pollack LLC from 1997 to 2001. He has also served as a director of several privately held companies since 1996. Mr. Hachikian holds an M.B.A. from Harvard Graduate School of Business Administration and a B.A. in Economics from Harvard University.

ALI HAGHIGHI-MOOD, Ph.D.	Director since 2007
Age: 49

Dr. Haghighi-Mood has been the President and Chief Executive Officer of the Company since December 2007. From December 2006 to December 2007, Dr. Haghighi-Mood served as the Company’s Executive Vice President, Chief Operating Officer and Chief Technology Officer. From July 2003 to December 2006, Dr. Haghighi-Mood served as the Company’s Vice President, Operations, Research and Development. From January 2002 to July 2003, he served as the Company’s Director of Research and has worked in the Company’s research and development department since January 1997. Dr. Haghighi-Mood holds B.S. and M.S. degrees in Electrical Engineering from the University of Tehran and a Ph.D. in Biomedical Engineering from the University of Sussex.

REED MALLECK	Director since 2004
Age: 57

Mr. Malleck has been the Chief Financial Officer of Avidyne Corporation, a developer of Integrated Flight Deck Systems for light general aviation aircraft since December 2008. Prior to joining Avidyne, Mr. Malleck was a partner of Tatum LLC, a nationwide executive services firm, from December 2007 to December 2008. From March 2006 to December 2007 he was Vice President of Finance and Operations for Healthwyse, LLC, a provider of integrated clinical and financial information systems for homecare and hospice providers. Previously, from November 2002 until March 2006, Mr. Malleck served as Chief Operating Officer and Chief Financial Officer of Radianse, Inc., a developer and marketer of RF technologies. From June 2000 to November 2002, Mr. Malleck served as Chief Operating Officer and/or Chief Financial Officer of GE Medical Systems Navigation and Visualization Inc. (formerly Visualization Technology, Inc.). Mr. Malleck also held various senior operational and financial positions with several business units of Hewlett-Packard from 1978 to 1999. Mr. Malleck holds a B.S. in Finance and an MBA from the University of Colorado.

JOHN F. MCGUIRE	Director since 2007
Age: 62

Mr. McGuire is retired. From 2004 to 2007, he was President and Chief Executive Officer of the American Red Cross. Between 2003 and 2004, Mr. McGuire served as an Executive Vice President at the American Red Cross. Prior to joining the American Red Cross, Mr. McGuire was President of Whatman North America, an international leader in separations technology and provider of materials and devices to laboratory and healthcare markets. Previously, he served as President, Chief Executive Officer and a director of HemaSure, Inc., a publicly-traded blood filtration company. In addition, Mr. McGuire has held prominent positions for over 22 years in the field of biomedical technology. Mr. McGuire holds an MBA from Harvard University.

JEFFREY WIGGINS	Director since 2008
Age: 53

Mr. Wiggins is a former Principal of Dresdner RCM Capital Management, where he was responsible for in excess of $4 billion dollars in health care related investments. Mr. Wiggins joined Dresdner RCM in 1993 and became a Principal in 1997. While there, he started and managed several portfolios, advised other managers in their health care holdings, and initiated two public mutual funds. Prior to that time, Mr. Wiggins managed a derivative-based hedge fund portfolio investing in biotechnology, medical technology, pharmaceuticals, and health care services at O’Connor & Associates. Mr. Wiggins holds a B.A. from Hope College, with majors in Biology and Chemistry, Masters degrees from Northwestern University in Music and Management, and an M.F.A. from Vermont College.

CORPORATE GOVERNANCE

Board of Directors

The Board has determined that Messrs. Hachikian, Malleck, McGuire and Wiggins are independent directors, as defined by the Nasdaq Marketplace Rules. The Board met 30 times during 2008, either in person or by teleconference. During 2008, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.

Board Committees

The Board of Directors has established three standing committees—Audit, Compensation, and Nominating and Governance. The Audit and Nominating and Governance Committees each operate under a charter that has been approved by the Board. Current copies of the charters of the Audit and Nominating and Governance Committees are posted in the Corporate Governance section of the Company’s website at www.cambridgeheart.com.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of the Company’s independent auditor;

•	overseeing the work of the Company’s independent auditor, including through the receipt and consideration of certain reports from the independent auditor;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and the code of business conduct and ethics;

•	overseeing the Company’s internal audit function;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s internal audit staff, independent auditors and management; and

•	preparing the audit committee report required by Securities and Exchange Commission rules (which is included on page 9 of this Proxy Statement).

The Board of Directors has determined that all members of the Audit Committee are independent as determined under Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and as defined by the Nasdaq Marketplace Rules. The Board of Directors has determined that each of Messrs. Malleck and McGuire is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K. The members of the Audit Committee are Mr. McGuire (Chairman), Mr. Malleck and Mr. Wiggins. The Audit Committee met 7 times during 2008.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	establishing compensation policies with respect to the Company’s executive officers, including the Chief Executive Officer and the other Named Executive Officers (as defined below);

•	setting or recommending to the Board of Directors for approval the compensation levels for the Chief Executive Officer and the other Named Executive Officers; and

•	overseeing and administering the Company’s equity incentive plans.

The members of the Compensation Committee are Mr. Hachikian (Chairman), Mr. Malleck and Mr. McGuire. All members of the Compensation Committee are independent as defined under the Nasdaq Marketplace Rules. The Compensation Committee met 16 times during 2008.

Nominating and Governance Committee

The Nominating and Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	monitoring issues and developments related to matters of corporate governance; and

•	recommending to the Board, where appropriate, changes in corporate governance principles and practices.

The members of the Nominating Committee are Mr. Wiggins (Chairman), Mr. Hachikian and Mr. McGuire. All members of the Nominating and Governance Committee are independent as defined under the Nasdaq Marketplace Rules. The Nominating and Governance Committee met 5 times during 2008.

Director Candidates

The process followed by the Nominating and Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Governance Committee will apply the criteria attached to the Committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. Candidates normally should be able to serve for at least five years before reaching the age of 70. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s Common Stock for at least a year as of the date such recommendation is made, to Nominating and Governance Committee of the Board of Directors, c/o Corporate Secretary, 100 Ames Pond Drive, Tewksbury, Massachusetts, 01876. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting of stockholders.

Stockholders also have the right under our By-laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Governance Committee or the Board of Directors, by following the procedures set forth in the second paragraph under the section entitled “Stockholder Proposals” below.

Compensation Committee Interlocks and Insider Participation

Messrs. Serzen, Hachikian and Malleck served as members of the Compensation Committee in 2008. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a member of the Compensation Committee or director of the Company.

Communicating with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Under procedures approved by a majority of the independent directors, the Chairman of the Board (if an independent director), or otherwise the Chairman of the Nominating and Governance Committee, is primarily responsible for monitoring communications from stockholders and other interested parties and providing copies or summaries of those communications to the other directors as he considers appropriate. Stockholders who wish to send communications on any topic to the Board should address such communications to Nominating and Governance Committee of the Board of Directors, c/o Corporate Secretary, 100 Ames Pond Drive, Tewksbury, Massachusetts, 01876.

Director Attendance at Annual Meeting of Stockholders

The Company’s policy is to encourage all directors to attend the Annual Meeting of Stockholders. All six of the current Board members who were serving as directors at the time of the 2008 Annual Meeting of Stockholders attended the meeting.

Code of Business Conduct and Ethics

The Company has adopted a written code of business conduct and ethics that applies to the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has posted a current copy of the code on its website, which is located at www.cambridgeheart.com. In addition, the Company intends to post on its website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the code.

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors of the Company reviews the material facts of transactions with a related person that are required to be disclosed under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. In general, that rule requires disclosure of any transaction in which the Company is a participant, the aggregate amount involved exceeds $120,000, and any related person has or will have a direct or indirect material interest. A “related person” means any director or executive officer, any nominee for director, or any immediate family member of a director or executive officer of the registrant, or of any nominee for director. In reviewing related party transactions, the Board will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Related party transactions are referred to the Board by management for review, approval, ratification or other action. This policy is not in writing but is followed consistently by the Board.

TRANSACTIONS WITH RELATED PERSONS

Settlement Agreement with AFB Fund, LLC, Louis Blumberg and Laurence Blumberg

On May 19, 2008, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with the AFB Fund, LLC (“AFB”), Louis Blumberg and Laurence Blumberg relating to AFB’s stockholder proposal seeking stockholder approval of a recommendation to the Company’s Board of Directors that the Company’s Certificate of Incorporation be amended to eliminate those provisions of the Certificate of Incorporation that provide for a staggered Board of Directors and to impose four-year term limits upon director service on the Board of Directors and the nomination of Louis Blumberg by AFB to the Company’s Board of Directors in lieu of one of the Board of Directors’ nominees.

In accordance with the terms of the Settlement Agreement, the Company expanded the size of the Board of Directors to create one new directorship and appointed Louis Blumberg to the Board of Directors to fill the newly created vacancy. Under the Settlement Agreement, the Company agreed to submit and recommend a proposal to its stockholders at the Company’s 2009 Annual Meeting of Stockholders to amend the Certificate of Incorporation in order to eliminate the classified Board of Directors. If the stockholders approve this amendment, the Company agreed that it will use all reasonable efforts to eliminate the classified Board at the Company’s 2009 Annual Meeting of Stockholders, which means that the terms of all directors would expire at the Company’s 2009 Annual Meeting of Stockholders and all directors would be elected at the 2009 Annual Meeting of Stockholders to serve until the Company’s 2010 Annual Meeting of Stockholders and until their successors are elected and qualified.

Under the Settlement Agreement, AFB agreed to terminate its potential proxy solicitation to elect Louis Blumberg as a member of the Board of Directors in lieu of a nominee recommended by the Board of Directors and to withdraw its stockholder proposal seeking stockholder approval of a recommendation that the Board of Directors amend the Certificate of Incorporation to eliminate the provisions providing for a classified Board of Directors and to impose four-year term limits upon director service on the Board of Directors. AFB, Louis Blumberg and Laurence Blumberg also agreed through the 2008 Annual Meeting of Stockholders (the “2008 Meeting”) not to conduct a proxy solicitation from the Company’s stockholders, otherwise engage in any course of conduct with the purpose of causing the stockholders to vote contrary to the recommendation of the Board of Directors on any matter presented to the stockholders for their vote, or otherwise act, directly or indirectly, alone or in concert with others, to seek to control or influence the management, the Board of Directors, policies and affairs of the Company, other than through Louis Blumberg, in his capacity as a member of the Board of Directors.

Under the Settlement Agreement, AFB, Louis Blumberg and Laurence Blumberg agreed to, and agreed to cause each of their affiliates to, cause all voting securities of the Company beneficially owned by them to be present at the 2008 Meeting for the purpose of establishing a quorum and to be voted at the annual meeting (i) for the director nominees recommended by the Board of Directors; (ii) for the other proposals set forth in the Proxy Statement for the 2008 Meeting; and (iii) in accordance with the recommendation of the Board of Directors on any proposals of any other stockholder of the Company, including with regard to nomination of one or more nominees for election as director in opposition to the nominees of the Board of Directors, at the 2008 Meeting.

Voting Agreement with Robert Khederian

On December 14, 2007, the Company entered into the Amended and Restated Voting Agreement with Mr. Khederian, in connection with the appointment of Dr. Haghighi-Mood as the Company’s President and Chief Executive Officer (the “Restated Voting Agreement”). The Restated Voting Agreement amended and restated the Voting Agreement dated October 29, 2007 with Mr. Khederian that was executed by the parties in connection with the appointment to the Board of two new independent directors of the Company.

The Certificate of Incorporation provides that the holders of Series A Preferred, voting as a separate class, are entitled to elect up to four members of the Board and that at such time the total number of directors may not exceed nine. There are currently 154 shares of Series A Preferred outstanding, all of which are held by Mr. Khederian. There also are an aggregate of 115,229 Series A Warrants currently outstanding. Mr. Khederian is the holder of record of 78,054 Series A Warrants, which together with his Series A Preferred, represents approximately 67.6% of the outstanding Series A Preferred and Series A Warrants.

Under the Restated Voting Agreement, Mr. Khederian agreed to hold and not transfer or otherwise dispose of any of the Series A Warrants registered in his name or any shares of Series A Stock that he may acquire upon exercise of his Series A Warrants if, as a result of such transfer or disposition, he will not hold a majority of the Series A Preferred (assuming the exercise of all outstanding Series A Warrants). Mr. Khederian also agreed that upon the request of the Board he would exercise that number of Series A Warrants so that he holds at least a majority of the shares of Series A Preferred then outstanding and entitled to vote. Mr. Khederian further agreed to vote all of his shares of Series A Preferred so as to elect up to three individuals that are nominated or recommended for election as Series A Preferred directors by a majority of the Board, provided that, in the case of each such director, the Board has determined that such individual qualifies as an independent director under the Nasdaq Marketplace Rules then in effect or such director is serving at the time of the election as the Chief Executive Officer of the Company.

On May 14, 2008, the Company and Mr. Khederian entered into Amendment No. 1 to the Amended and Restated Voting Agreement (the “Amendment”). Under the Amendment, Mr. Khederian agreed that, upon the request of the Board of Directors, Mr. Khederian would vote all of his shares of Common Stock and all of his shares of Series A Preferred in favor of any amendment to the Certificate of Incorporation in order to eliminate the classified Board of Directors and any amendment to the Certificate of Incorporation to eliminate the rights of the Series A Holders, as a separate class, to elect any members of the Board of Directors.

On May 31, 2008, the Company and Mr. Khederian entered into Amendment No. 2 to the Amended and Restated Voting Agreement (the “Amendment No. 2”). Under Amendment No. 2, Mr. Khederian agreed to vote all of his shares of Series A Preferred so as to elect up to four individuals (increased from three under the prior Voting Agreement) who are nominated or recommended for election as Series A Preferred directors by a majority of the Board, provided that, in the case of each such director, the Board has determined that such individual qualifies as an independent director under the Nasdaq Marketplace Rules then in effect or such director is serving at the time of the election as the Chief Executive Officer of the Company.

Consulting and Technology Agreement with Richard J. Cohen, M.D., Ph.D.

The Company and Richard J. Cohen, M.D., Ph.D. are parties to a Consulting and Technology Agreement pursuant to which Dr. Cohen agreed to provide consulting services and license certain technologies to the Company in exchange for compensation and the payment of certain royalties by the Company. In May 2007, the Company and Dr. Cohen entered into an Amended and Restated Consulting and Technology Agreement with Dr. Cohen (the “Amended Agreement”), the material terms of which are described below.

Under the terms of the Amended Agreement, during the period beginning January 1, 2007 and ending on December 31, 2009 (the “Interim Consulting Period”), Dr. Cohen agrees to be available to the Company for consultation for up to 42 days per year. Thereafter, Dr. Cohen agrees to be available to the Company for consultation for a minimum of 18 days per year until the expiration of the consulting period on December 31, 2015 (the “Additional Consulting Period”).

The Company will continue to pay Dr. Cohen royalties on net sales related to certain technologies (including the sale of the Company’s HearTwave II System and other Microvolt T-Wave Alternans products) equal to 1.5% of such net sales. If the Company sublicenses, or grants rights to any sublicense with respect to, such technologies to an unrelated company, Dr. Cohen shall receive royalties equal to 7% of gross revenue to the

Company from the sublicense. Pursuant to the terms of the Amended Agreement, the Company will pay Dr. Cohen additional royalties of $10,000 per month during the Interim Consulting Period, subject to an annual percentage increase equal to the annual percentage increase in the National Consumer Price Index for the prior year. In 2008, the Company paid Dr. Cohen approximately $171,951 in royalties under the Amended Agreement. Under the Amended Agreement, Dr. Cohen received in May 2007, as compensation for his consulting effort, an aggregate of 175,000 shares of restricted common stock of the Company subject to the terms and conditions of the Company’s 2001 Stock Incentive Plan. Dr. Cohen will not receive any additional compensation for the Additional Consulting Period.

Under the Amended Agreement, the Company will have the right to terminate the Amended Agreement within the 30-day period immediately following a Change in Control (as defined in the Amended Agreement) of the Company, in which case the Company shall pay Dr. Cohen a termination royalty as determined in the Amended Agreement. Either party may terminate the Amended Agreement for material breach or default by the other party of the other party’s obligations under the Amended Agreement upon 90 days’ notice.

EXECUTIVE COMPENSATION

The following table sets forth information for the fiscal years ended December 31, 2007 and 2008 concerning the compensation paid to each person serving as the Company’s Chief Executive Officer or acting in a similar capacity during the last completed fiscal year and the Company’s Chief Financial Officer (the “Named Executive Officers”). No other executive officer of the Company received total compensation in excess of $100,000 during the fiscal year ended December 31, 2008.

Summary Compensation Table For 2007 and 2008

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
Ali Haghighi-Mood President and Chief Executive Officer	2008 2007	275,000 227,466	— 36,000	1,091,939 711,724	— —	— —	1,366,939 975,190

Vincenzo LiCausi Vice President of Finance and Administration and Chief Financial Officer	2008 2007	155,000 106,181	— —	244,595 134,939	23,000 11,000	— —	422,595 252,120

(1)	Dr. Haghighi-Mood became our President and Chief Executive Officer in December 2007. Previously, from December 2006 until December 2007, he served as our Executive Vice President, Chief Operating Officer and Chief Technology Officer. Mr. LiCausi became our Vice President, Finance and Administration and Chief Financial Officer in July 2007. Previously, from October 2006 until July 2007, he served as our Corporate Controller.
(2)	Consists of cash bonus awards to the Named Executive Officers that were accrued for 2007 and 2008 whether or not such bonuses were paid in that year.
(3)	Reflects the compensation cost related to all outstanding awards recognized in 2007 and 2008 for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”), excluding the impact of estimated forfeitures related to service-based vesting conditions. Assumptions made in the calculation of these amounts are included in Note 2 to the Company’s audited financial statements for the fiscal year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.
(4)	Consists of cash bonus paid pursuant to the non-equity incentive plan awards.

Severance Arrangements with Named Executive Officers

The Company has entered into agreements with each of the Named Executive Officers providing for the payment of severance benefits in the event of a qualifying termination of employment. Under these agreements, if the executive officer’s employment is terminated by the Company without cause (as defined in the respective agreement), the executive officer will be entitled to receive severance compensation equal to the executive officer’s base salary as in effect at the time of such termination and continued healthcare benefits for a period of six months in the case of Mr. LiCausi and 12 months in the case of Dr. Haghighi-Mood.

In the event that Dr. Haghighi-Mood terminates his employment within 30 days following the occurrence of changed circumstances, he is entitled to receive the severance benefits as though his employment had been terminated by the Company without cause. For purposes of his employment agreement, changed circumstances includes (i) a material reduction in the nature or scope of Dr. Haghighi-Mood’s responsibilities, authority or powers as President and Chief Executive Officer of the Company, including, without limitation, due to the Board having hired or appointed another senior executive officer to whom the Executive is requested by the Board to report or who reports directly to the Board or who is given responsibilities or authority normally exercised by an executive in the positions of President and Chief Executive Officer of a company generally comparable to the Company, in each case without Dr. Haghighi-Mood’s consent; and (ii) any failure by the Company to nominate and recommend to stockholders that they reelect Dr. Haghighi-Mood to serve as a director of the Company upon the expiration of his term.

In the event of a change in control (as defined in the severance agreements) that does not result in termination of the executive officer’s employment, 50% of the executive officer’s unvested options (100% of Dr. Haghighi-Mood’s unvested options) that are then outstanding will become immediately exercisable. In the event of a change in control that results in the termination of the executive officer’s employment without cause or by the executive officer for good reason (each as defined in the severance agreements), the executive officer will be entitled to receive severance compensation in an amount equal to the executive officer’s base salary as in effect at the time of such termination for a period of 12 months and continued healthcare benefits for a period of 12 months, and all of the executive officer’s unvested options which are then outstanding will become immediately exercisable.

The Company included enhanced severance benefits in the event of a change in control of the Company in order to remove any financial concerns an executive may have when evaluating a potential transaction and to allow him to focus on maximizing value for the Company’s stockholders. The Compensation Committee believes that these change in control benefits are necessary given the volatility and uncertainty inherent in the Company’s line of business.

Employment Agreement with Chief Executive Officer

On December 14, 2007, the Company appointed Dr. Haghighi-Mood as the Company’s President and Chief Executive Officer and elected him as a director of the Company. Dr. Haghighi-Mood and the Company entered into an employment agreement dated December 14, 2007, the terms of which were approved by the Board of Directors of the Company after negotiations with Dr. Haghighi-Mood.

Under the terms of the employment agreement, Dr. Haghighi-Mood will be paid an annual base salary of $275,000 per year and will be entitled to receive the severance benefits described above in the section entitled “Severance Arrangements with Named Executive Officers.” Dr. Haghighi-Mood also will have the opportunity to earn an annual performance bonus based upon the achievement by the Company of performance goals to be agreed upon by Dr. Haghighi-Mood and the Board of Directors or the Compensation Committee.

Under the terms of the employment agreement, Dr. Haghighi-Mood was eligible to receive a performance bonus for the year ended December 31, 2008 based upon the sales revenue of the Company for the year ended December 31, 2008 and the achievement by the Company of other performance goals in 2008. The portion of the 2008 performance bonus based upon the sales revenue of the Company was equal to the sum of (i) $20,000 that is payable upon the achievement by the Company of $16.0 million in sales revenue amount in 2008 and (ii) 1.00% of sales revenue in 2008 above $16.0 million. The remaining portion of the 2008 performance bonus in the amount of up to $70,000 was be based upon the achievement of performance goals established by the Compensation Committee and approved by the Board of Directors in consultation with Dr. Haghighi-Mood related to:

•

the development of the Company’s technology, including the advancements in the Company’s patent portfolio and in-licensed technology and other advancements in the Company’s Microvolt T-Wave Alternans technology;

•

the Company’s management, including, without limitation, the successful development and/or recruitment of various management talents and capabilities needed by the Company as mutually identified from time to time by the Board of Directors and Dr. Haghighi-Mood on a timetable to be mutually agreed upon;

•	the Company’s operations, research and development activities and regulatory matters; and

•	the Company’s securing reimbursement from additional private insurers on the timetable to be mutually agreed upon.

Dr. Haghighi-Mood was not eligible to receive the portion of his 2008 performance bonus based upon sales revenue for 2008 because the Company’s sales for the year ended December 31, 2008 did not exceed the minimum specified target. The Compensation Committee recommended to the Board of Directors that Dr. Haghighi-Mood be awarded a bonus based upon the qualitative performance goals described above. Dr. Haghighi-Mood declined to accept any bonus for 2008.

Employment Agreement with Chairman of the Board

Prior to his appointment as Chairman of the Board, from July 2008 to November 2008, Roderick de Greef served as a consultant pursuant to the terms of the Consulting Agreement between the Company and Mr. de Greef dated July 29, 2008 (the “Consulting Agreement”). The Consulting Agreement provided that Mr. de Greef would provide consulting services to the Company to promote and execute the Company’s business development activities as an independent contractor. Mr. de Greef was paid a total of $12,308 in fees under the Consulting Agreement. On July 29, 2008, Mr. de Greef received an option to purchase 100,000 shares of the Common Stock of the Company at an exercise price of $0.33 per share (the “July 2008 Option”). The option becomes exercisable if, during the term of the Consulting Agreement or within 12 months thereafter, the Company executes a strategic transaction in which Mr. de Greef was involved.

On November 24, 2008, the Board of Directors elected Mr. de Greef as a member of the Board of Directors and appointed him to serve as the Chairman of the Board. Mr. de Greef and the Company entered into an employment agreement dated November 24, 2008 the terms of which were approved by the Board of Directors of the Company after negotiations with Mr. de Greef.

The Employment Agreement provides that Mr. de Greef will devote approximately 50% of a regular work week to the business and interests of the Company. Specifically, the Employment Agreement provides that Mr. de Greef will work with the Company’s Chief Executive Officer and the Board of Directors to formulate the strategic plan of the Company and to oversee the execution of corporate strategy. Mr. de Greef will serve on the Company’s Board as the Chairman of the Board. During the term of Mr. de Greef’s employment by the Company, at each annual meeting of the Company’s stockholders at which Mr. de Greef’s membership on the Board has expired, the Company will nominate Mr. de Greef to serve as a member of the Board.

The Employment Agreement has a term of three years commencing on November 24, 2008 and ending on November 24, 2011 (the “Employment Period”). The Employment Period will automatically be extended for successive one year periods unless either party gives the other 30 days written notice that it does not wish to extend the term of the Employment Agreement.

The Employment Agreement provides that Mr. de Greef will be paid an annual base salary of $120,000 per year. He will be entitled to participate in any and all of the Company’s employee benefit plans in effect for part-time employees, except to the extent that such benefits are in a category otherwise specifically provided to Mr. de Greef. In the event that Mr. de Greef is not eligible to participate in the Company’s health insurance benefit plan, the Company will reimburse Mr. de Greef up to $2,000 per month for the cost of maintaining his current family medical insurance coverage.

On November 24, 2008, the Board awarded to Mr. de Greef a stock option to purchase 550,000 shares of common stock of the Company. The option was granted under and subject to the terms of the Company’s 2001 Stock Incentive Plan (the “2001 Plan”). The exercise price of the option was the closing price per share of the Company’s common stock on November 24, 2008 (the “Grant Date”). The option becomes exercisable in three equal annual installments, beginning on the first anniversary of the Effective Date. The option will expire on the tenth anniversary of the Grant Date.

The dates on which the option will become exercisable will accelerate with regard to a specified number of shares upon the occurrence of certain performance goals (the “Performance Goals”). The Performance Goals include: (i) the achievement by the Company of a specified 12-month trailing revenue target (the “Revenue Target”); (ii) the consummation by the Company of one or more equity financing transactions in a twelve-month period that result in the receipt by the Company of sufficient proceeds to fund the Company’s operations for a 12-month period as determined in good faith by the Board (the “Financing Target”); and (iii) the consummation by the Company of a strategic distribution agreement (the “Strategic Transaction Target”). Upon the occurrence of a Performance Goal, the stock option will become exercisable with respect to a number of shares equal to the lesser of (A) the number of shares specified in the Employment Agreement for each Performance Goal (162,500 shares for each of the Revenue Target and the Financing Target and 62,500 shares for the Strategic Transaction Target) and (B) the positive difference between total number of shares under the stock option that are not yet exercisable and the number of shares specified in the Employment Agreement for the Performance Goal. The shares that become exercisable upon the achievement of a Performance Goal will reduce the number of shares that otherwise would next become exercisable on a regular annual vesting date following the date of achievement of the Performance Goal.

In the event the Company terminates Mr. de Greef’s employment without cause, he would be entitled to severance benefits as set forth in the Employment Agreement, including payment of Mr. de Greef’s salary for three months following termination. Mr. de Greef would also receive continuation of his health care benefits or reimbursement, as the case may be, for three months following termination. In addition, the stock option granted under the Employment Agreement would become exercisable for the number of shares that would have become exercisable had Mr. de Greef remained employed with the Company for an additional six months following termination and had the stock option become exercisable in 12 equal quarterly installments. If termination occurs prior to November 24, 2011, Mr. de Greef will have the right to exercise the stock option received under the Employment Agreement as well as the July 2008 Option for a period of two years following termination (but in no event after the expiration of the stock option) to the extent that he was entitled to exercise the stock option on that date.

In the event that a change in control of the Company occurs and Mr. de Greef’s employment is terminated without cause within 12 months following the change in control, Mr. de Greef is entitled to receive the severance benefits described above for a period of six months following the date of termination. In the event of a change in control of the Company, Mr. de Greef’s stock options received under the Employment Agreement and the July 2008 Option will become exercisable in full as of the date of the change in control, provided that all stock options must be exercised within the applicable dates provided in the applicable stock option agreement and the 2001 Plan.

The following table sets forth certain information concerning stock options held by the Named Executive Officers as of December 31, 2008.

Outstanding Equity Awards At Fiscal Year-end For 2008

	Option Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Ali Haghighi-Mood	333,333		0.29	8/15/2015
Ali Haghighi-Mood	466,667	233,333	3.30	12/14/2016
Ali Haghighi-Mood	300,000	600,000	1.15	12/11/2017
Ali Haghighi-Mood	150,000	300,000	1.15	12/11/2017
Vincenzo LiCausi	13,333	6,667	2.53	10/16/2016
Vincenzo LiCausi	10,000	20,000	3.26	4/30/2017
Vincenzo LiCausi	50,000	100,000	4.00	5/18/2017
Vincenzo LiCausi		150,000	1.07	2/12/2018

(1)	The option becomes exercisable in three equal annual installments, beginning on the first anniversary of the date of grant.

DIRECTOR COMPENSATION

Non-employee directors receive a fee of $2,500 per in-person meeting of the Board of Directors and $500 per telephonic meeting of the Board of Directors or committee meeting, and non-employee directors who serve as Chairman of the Board or as chairman of one or more committees of the Board of Directors (currently Messrs. McGuire, Hachikian and Wiggins) receive a fee of $3,125 per in-person meeting of the Board of Directors and $625 per telephonic meeting of the Board of Directors or committee meeting. Each of the Company’s non-employee directors receives an annual retainer of $15,000, which is paid to directors in equal quarterly installments.

Mr. Kenneth Hachikian served as Chairman of the Board from June 5, 2008 to November 24, 2008. On July 29, 2008, the Board determined that Mr. Hachikian would receive an additional annual cash retainer of $48,000, paid quarterly for his services as Chairman of the Board. On November 24, 2008, Mr. de Greef was elected to serve in the capacity of Chairman of the Board. As of November 24, 2008, Mr. Hachikian had received $23,000 of the additional cash retainer.

The following table sets forth compensation actually paid, earned or accrued during 2008 by the Company’s directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards($)(1)		Option Awards ($)(1)		All Other Compensation	Total ($)
Laurence J. Blumberg(2)	4,000	—		—		—	4,000
Louis Blumberg(3)	—	—		—		—	—
Richard J. Cohen	46,500	241,736	(4)	36,048	(5)	—	324,560
Roderick de Greef(6)	—	—		—		—	—
Kenneth V. Hachikian	86,375	—		34,487	(7)	—	120,862
Robert P. Khederian(8)	34,875	—		328,313	(8)	—	363,188
Reed Malleck	66,625	—		33,667	(9)	—	100,292
John F. McGuire	48,500	—		64,507	(10)	—	113,007
Keith M. Serzen(11)	51,875	—		64,507	(10)	—	116,382
Jeffrey Wiggins	26,250	—		9,908	(12)	—	36,158

(1)	Reflects the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”), (excluding the impact of estimated forfeitures related to service-based vesting conditions), and thus may include amounts attributable to awards granted during and before 2008. Assumptions made in the calculation of these amounts are included in Note 2 to the Company’s audited financial statements for the fiscal year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.
(2)	Dr. Blumberg resigned as a director on February 13, 2008.
(3)	Mr. Blumberg resigned as director on June 5, 2008. Mr. Blumberg did not accept any compensation for his services as a director.
(4)	As of December 31, 2008, Dr. Cohen held 175,000 shares of restricted stock.
(5)	As of December 31, 2008, Dr. Cohen held options to purchase (a) 287,500 shares of Common Stock at exercise price of $0.30 per share, (b) 30,000 shares of Common Stock at an exercise price of $2.90 per share and (c) 300,000 shares of Common Stock at an exercise price of $0.34 per share. Dr. Cohen received royalty payments pursuant to the Amended and Restated Consulting and Technology Agreement. See “Consulting and Technology Agreement with Richard J. Cohen, M.D., Ph.D.” for a description of the material terms of Mr. Cohen’s consulting agreement with the Company, including the royalty payments made to Dr. Cohen pursuant to the Consulting Agreement.
(6)	Mr. de Greef is an employee of the Company and does not receive additional compensation for his services as a director. See “Employment Agreement with Chairman of the Board” for a description of the material terms of Mr. de Greef’s employment with the Company.
(7)	Mr. Hachikian was granted a stock option on August 20, 2008 to purchase 30,000 shares of Common Stock at an exercise prices of $0.29 per share. The stock option becomes exercisable in three equal annual installments beginning on the first anniversary of the date of grant. The grant date fair value of the stock option award, calculated in accordance with SFAS No. 123R is $6,751. As of December 31, 2008, Mr. Hachikian also held options to purchase (a) 80,000 shares of Common Stock at an exercise price of $0.30 per share and (b) 30,000 shares of Common Stock at an exercise price of $2.90 per share.
(8)	Mr. Khederian resigned as a director on August 12, 2008.
(9)	Mr. Malleck held options to purchase (a) 80,000 shares of Common Stock at an exercise price of $0.30 per share and (b) 30,000 shares of Common Stock at an exercise price of $2.90 per share.
(10)	As of December 31, 2008, Messrs. McGuire and Serzen each held options to purchase 100,000 shares of Common Stock at an exercise price of $2.40 per share.
(11)	Mr. Serzen resigned as a director on April 22, 2009.
(12)	Mr. Wiggins was granted a stock option on June 2, 2008 to purchase 100,000 shares of Common Stock at an exercise price of $0.63 per share. The stock option becomes exercisable in three equal annual installments beginning on the first anniversary of the date of grant. The grant date fair value of the stock option award, calculated in accordance with SFAS No. 123R is $51,178. This is the only stock option held by Mr. Wiggins as of December 31, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock (“Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of reports filed by the Reporting Persons furnished to the Company, or written representations from Reporting Persons, the Company believes that, during the fiscal year ended December 31, 2008, the Reporting Persons complied with all Section 16(a) filing requirements, with the following exceptions. Mr. Khederian filed a Form 4 on June 2, 2008 reporting the exercise of a warrant to purchase 154 shares of Series A Convertible Preferred Stock on April 23, 2008, and Mr. Wiggins filed a Form 4 on June 9, 2008 reporting the grant of a stock option on May 31, 2008.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. The Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in connection therewith.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2010 Annual Meeting of Stockholders must be submitted to the Secretary of the Company at its offices, 100 Ames Pond Drive, Tewksbury, Massachusetts 01876, no later than February 2, 2010 in order to be considered for inclusion in the proxy statement relating to that meeting.

If a stockholder of the Company wishes to present a proposal before the 2010 Annual Meeting of Stockholders or wishes to nominate a candidate for election to the Company’s Board of Directors, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2010 Annual Meeting of Stockholders; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2010 Annual Meeting of Stockholders is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder gives notice of such a proposal or nomination after the applicable deadline, the stockholder will not be permitted to present the proposal or nomination to the stockholders for a vote at the meeting. The Company’s by-laws also specify requirements relating to the content of the notice which stockholders must provide to the Secretary of the Company for any matter, including a stockholder nomination for director, to be properly presented at a stockholder meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 100 Ames Pond Drive, Tewksbury, MA 01876, (978) 654-7600. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

EXPENSES OF SOLICITATION

The Company will bear the costs of the solicitation of proxies, which may include the cost of preparing, printing and mailing the proxy materials. In addition, the Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of common stock and obtain their voting instructions. The Company will reimburse those firms for their reasonable expenses in doing

so. Proxies may be solicited, without additional compensation, by directors, officers and employees of the Company by mail, personal interview, telephone, telegram, facsimile, advertisements in periodicals and postings on the Company’s website. In addition, the Company has retained The Altman Group, Inc. to assist in soliciting proxies, for which services the Company will pay a fee expected not to exceed $7,500 in the aggregate plus out-of-pocket expenses.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the Securities and Exchange Commission, the directors and certain officers of the Company may be deemed to be “participants” in the solicitation of proxies by the Board of Directors in connection with the Meeting.

By Order of the Board of Directors,

Vincenzo LiCausi, Secretary

June 2, 2009

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

EXHIBIT A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CAMBRIDGE HEART, INC.

Pursuant to Section 242 of the general Corporation Law of the State of Delaware, Cambridge Heart, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: That the Board of Directors of the Corporation, pursuant to an action by written consent dated May 29, 2009, duly adopted resolutions proposing and declaring advisable the following amendments to the Amended and Restated Certificate of Incorporation of the Corporation:

RESOLVED:	That the Amended and Restated Certificate of Incorporation of the Corporation be amended by deleting Article ELEVENTH in its entirety and inserting the following in lieu thereof:

“1.    Number of Directors. The number of directors of the Corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by, or in the manner provided in, the Corporation’s By-Laws.

2.    Election of Directors. The Board of Directors shall be elected at each annual meeting of the stockholders of the Corporation. Elections of directors need not be by written ballot except as and to the extent provided in the By-Laws of the Corporation.

3.    Terms of Office. Each director shall serve for a term ending on the date of the annual meeting following the annual meeting at which such director was elected; provided that the term of each director shall be subject to the election and qualification of his successor and to his earlier death, resignation or removal. The term of each director serving immediately prior to the 2009 annual meeting of stockholders shall expire at such annual meeting of stockholders, notwithstanding that any such director may have been elected for a term that extended beyond the date of such annual meeting.

4.    Quorum; Action at Meeting. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 1 above constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of those present may adjourn the meeting from time to time. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, the By-Laws of the Corporation or by this Amended and Restated Certificate of Incorporation.

5.    Removal. Except as otherwise expressly provided herein or by applicable law, directors of the Corporation may be removed with or without cause by the affirmative vote of the holders of at least two-thirds of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote.

A-i

6.    Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from enlargement of the board, shall be filled only by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next annual meeting of the stockholders, and until the election and qualification of his successor or his earlier death, resignation and removal.

7.    Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the By-Laws of the Corporation.

8.    Amendments to Article. Notwithstanding any other provisions of law, this Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation, each as amended, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.”

SECOND: That the stockholders of the Corporation, at the 2009 Annual Meeting of Stockholders held on June 29, 2009, duly approved said proposed Certificate of Amendment to the Amended and Restated Certificate of Incorporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President on this             day of                 , 2009.

CAMBRIDGE HEART, INC.

By:
Ali Haghighi-Mood President and Chief Executive Officer

A-ii

EXHIBIT B

AMENDED AND RESTATED BY-LAWS

OF

CAMBRIDGE HEART, INC.

ARTICLE 1 - Stockholders

1.1 Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President or, if not so designated, at the registered office of the corporation.

1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held within six months after the end of each fiscal year of the corporation on a date to be fixed by the Board of Directors or the President (which date shall not be a legal holiday in the place where the meeting is to be held) at the time and place to be fixed by the Board of Directors or the President and stated in the notice of the meeting. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-Laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

1.3 Special Meetings. Special meetings of stockholders may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer (or, if there is no Chief Executive Officer, the President) or the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

1.4 Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present.

1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented

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at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these By-Laws. Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent and delivered to the Secretary of the corporation. No such proxy shall be voted or acted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

1.9 Action at Meeting. When a quorum is present at any meeting, the holders of a majority of the stock present or represented and voting on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on a matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election.

1.10 Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nomination for election to the Board of Directors of the corporation at a meeting of stockholders may be made by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section 1.10. Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary, and received not less than 60 days nor more than 90 days prior to such meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to be named as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

1.11 Notice of Business at Annual Meetings. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before an annual meeting by a stockholder. For

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business to be properly brought before an annual meeting by a stockholder, if such business relates to the election of directors of the corporation, the procedures in Section 1.10 must be complied with. If such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 1.11 and except that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.11. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.11, and if he should so determine, the chairman shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

1.12 Action without Meeting. Stockholders may not take any action by written consent in lieu of a meeting.

1.13 Organization. The Chairman of the Board, or in his absence the Vice Chairman of the Board designated by the Chairman of the Board, or the President, in the order named, shall call meetings of the stockholders to order, and shall act as chairman of such meeting; provided, however, that the Board of Directors may appoint any stockholder to act as chairman of any meeting in the absence of the Chairman of the Board. The Secretary of the corporation shall act as secretary at all meetings of the stockholders; but in the absence of the Secretary at any meeting of the stockholders, the presiding officer may appoint any person to act as secretary of the meeting.

ARTICLE 2 - Directors

2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-Laws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

2.2 Number; Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors, but in no event shall be less than three. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

~~2.3 Classes of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.~~

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~~2.4~~2.3 Terms of Office. Each director shall serve for a term ending on the date of the ~~third~~ next annual meeting following the annual meeting at which such director was elected; provided, that ~~each initial director in Class I shall serve for a term ending on the date of the annual meeting of stockholders in 1997; each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 1998; and each initial director in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 1999; and provided further, that~~ the term of each director shall be subject to the election and qualification of his successor and to his earlier death, resignation or removal.

~~2.5 Allocation of Directors Among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.~~

~~2.6~~2.4 Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting ~~election of the class for which such director shall have been chosen, subject to~~ and until the election and qualification of his successor ~~and to~~ or his earlier death, resignation or removal.

~~2.7~~2.5 Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

~~2.8~~2.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

~~2.9~~2.7 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, two or more directors, or by one director in the event that there is only a single director in office.

~~2.10~~2.8 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending a telegram, telecopy, or telex, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

~~2.11~~2.9 Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

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~~2.12~~2.10 Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

~~2.13~~2.11 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

~~2.14~~2.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

~~2.15~~2.13 Removal. ~~Directors~~ Except as otherwise expressly provided by the Certificate of Incorporation or applicable law, directors of the corporation may be removed ~~only for~~ with or without cause by the affirmative vote of the holders of two-thirds of the shares of the capital stock of the corporation issued and outstanding and entitled to vote.

~~2.16~~2.14 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

~~2.17~~2.15 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

ARTICLE 3 - Officers

3.1 Enumeration. The officers of the corporation shall consist of a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including a Chairman of the Board, a Vice-Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

3.2 Election. The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

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3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him, or until his earlier death, resignation or removal.

3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

3.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of his predecessor and until his successor is elected and qualified, or until his earlier death, resignation or removal.

3.7 Chairman of the Board and Vice Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. If the Board of Directors appoints a Vice Chairman of the Board, he shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him by the Board of Directors.

3.8 President. The President shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the corporation. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders, if he is a director, at all meetings of the Board of Directors. Unless the Board of Directors has designated the Chairman of the Board or another officer as Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents. Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by

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the Board of Directors) shall perform the duties and exercise the powers of the Secretary. In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

3.11 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation. The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

3.12 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

ARTICLE 4 - Capital Stock

4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile. Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions

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as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

4.5 Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE 5 - General Provisions

5.1 Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January in each year and end on the last day of December in each year.

5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or such person’s duly authorized attorney, or by telegraph, cable or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

5.4 Voting of Securities. Except as the directors may otherwise designate, the President or Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

5.6 Certificate of Incorporation. All references in these By-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

5.7 Transactions with Interested Parties. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

(1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes

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the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

(2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.8 Severability. Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

5.9 Pronouns. All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE 6 - Amendments

6.1 By the Board of Directors. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

6.2 By the Stockholders. Except as otherwise provided in Section 6.3, these By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such regular or special meeting.

6.3 Certain Provisions. Notwithstanding any other provision of law, the Certificate of Incorporation or these By-Laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of the capital stock of the corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with Section 1.3, Section 1.10, Section 1.11, Section 1.12, Section 1.13, Article 2 or Article 6 of these By-Laws.

B-ix

EXHIBIT C

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CAMBRIDGE HEART, INC.

Pursuant to Section 242 of the general Corporation Law of the State of Delaware, Cambridge Heart, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: That the Board of Directors of the Corporation, by written consent dated May 29, 2009, duly adopted resolutions proposing and declaring advisable the following amendments to the Amended and Restated Certificate of Incorporation of the Corporation:

RESOLVED:	That the Certificate of Designations of the Preferred Stock of the Corporation to be designated Series A Convertible Preferred Stock be amended by deleting Paragraph 3(b) in its entirety and deleting “(c)” in the following paragraph and inserting “(b)” in lieu thereof.

SECOND: That the stockholders of the Corporation, at the 2009 Annual Meeting of Stockholders held on June 29, 2009, duly approved said proposed Certificate of Amendment to the Amended and Restated Certificate of Incorporation in accordance with Section 242 of the general Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President on this             day of             , 2009.

CAMBRIDGE HEART, INC.

By:
Ali Haghighi-Mood President and Chief Executive Officer

C-i

ANNUAL MEETING OF STOCKHOLDERS OF

CAMBRIDGE HEART, INC.

June 29, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at—www.cambridgeheart.com/proxy.html

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯   Please detach along perforated line and mail in the envelope provided.   ¯

■	20530303000000000000	5	062909

THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 1, 2 AND 3. PLEASE

SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

4.     Election of Nominees 1-5 for a one-year term in the event

        Proposal 1 to declassify the Board of Directors is approved or for the election of Nominee 3 for a three-year term in the event

        Proposal 1 to declassify the Board of Directors is not approved:

					1. To amend the Certificate of Incorporation and the By-Laws to declassify the Board of Directors and provide for one-year terms for all directors.	FOR AGAINST ABSTAIN ☐ ☐ ☐
	NOMINEE:
☐ FOR THE NOMINEES	O	Richard J. Cohen	1

2.     To amend the Certificate of Incorporation to

        eliminate the provisions allowing for the

        election of directors by the holders of the

        Series A Preferred effective following the

        2009 Annual Meeting of Stockholders.

						☐ ☐ ☐
	O	Roderick de Greef	2
☐ WITHHOLD AUTHORITY FOR THE NOMINEES	O	Kenneth V. Hachikian	3
	O	Reed Malleck	4
☐ FOR ALL EXCEPT (See instructions below)	O	Jeffrey Wiggins	5		3. To ratify the appointment by the Audit Committee of the Board of Directors of the Company of Caturano & Company PC as the Company’s independent accountants for the year ending December 31, 2009.	☐ ☐ ☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSALS SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR SUCH PROPOSALS.
					Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.
					PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

0	■

PROXY	CAMBRIDGE HEART, INC.	PROXY

ANNUAL MEETING OF STOCKHOLDERS – JUNE 29, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, having received notice of the meeting and the proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Ali Haghighi-Mood and Vincenzo LiCausi, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of Cambridge Heart, Inc. (the “Company”) to be held at the offices of Nutter, McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts, at 8:30 a.m. (local time), on Monday, June 29, 2009 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of shares of Common Stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. Each of the following matters is being proposed by the Company.

THE UNDERSIGNED HEREBY CONFER(S) UPON THE PROXIES, AND EACH OF THEM, DISCRETIONARY AUTHORITY (i) TO CONSIDER AND ACT UPON SUCH MATTERS, OTHER THAN THE BUSINESS SET FORTH HEREIN, AS MAY PROPERLY COME BEFORE THE MEETING FOR WHICH THE COMPANY DID NOT RECEIVE TIMELY NOTICE OF THE MATTER IN ACCORDANCE WITH THE COMPANY’S BY-LAWS; (ii) WITH RESPECT TO THE ELECTION OF DIRECTORS IN THE EVENT THAT ANY OF THE NOMINEES IS UNABLE OR UNWILLING, WITH GOOD CAUSE, TO SERVE; AND (iii) WITH RESPECT TO SUCH OTHER MATTERS UPON WHICH DISCRETIONARY AUTHORITY MAY BE CONFERRED.

(Continued and to be signed on the reverse side)

■	14475	■